Corporate Presentation

November 2020

Beyond Air®
The Magic of Breathing


LungFit PH
LungFit PRO
Beyond Air
The Magic of Breathing

Forward Looking Statement

This presentation is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities of Beyond Air, Inc. (the "Company") nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. The Company files annual, quarterly and other reports with the Securities and Exchange Commission (the "SEC") including its Annual Report on Form 10-K for the year ended March 31, 2020 (the "Form 10-K") which was filed on June 23, 2020. You may get these documents for free by visiting EDGAR on the SEC's website at www.sec.gov. For a more complete discussion of the risk factors affecting our business, please refer to the Form 10-K.

Our public communications, including this presentation, and SEC filings, may contain statements related to future, not past, events. These forward-looking statements are based upon current beliefs and expectations of Beyond Air's management and are subject to significant risks and uncertainties. These forward-looking statements often, but not always, may be identified by the use of words such as "believes," "estimates," "anticipates," "targets," "expects," "plans," "projects," "intends," "predicts," "may," "could," "might," "will," "should," "approximately," potential" or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. If underlying assumptions prove inaccurate or risks or uncertainties materialize, actual results may differ materially from those set forth in the forward-looking statements.

These forward-looking statements appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the patient market size and market adoption of our products by physicians and patients, the timing and cost of clinical trials for our products or whether such trials will be conducted at all, completion and receiving favorable results of clinical trials for our products, the development and approval of the use of nitric oxide for additional indications, FDA approval of, or other regulatory action with respect to, the timing, cost or other aspects of the commercial launch of our products and the commercial launch and future sales of our products or any other future products or product candidates. The extent to which the COVID-19 pandemic and global efforts to contain its spread will impact our operations, including the ability to conduct our preclinical studies and clinical trials or rely on our third-party manufacturing and supply chain, will depend on future developments, which are highly uncertain and cannot be predicted at this time, and include the duration, severity and scope of the pandemic and the actions taken to contain or treat the COVID-19 pandemic.

By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated or not at all. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward looking statements contained in this presentation.

Beyond Air – A Paradigm Shift in Nitric Oxide Therapy

LungFit™ devices generate nitric oxide (NO) from ambient air

- Allows for unlimited on-site generation of NO vs. fixed supply cylinder systems currently used in hospitals
- NO therapy can move safely into the home setting with self-administration for chronic infections

Advantages over currently used NO cylinder systems in the hospital setting

- Smaller, lighter, easier to store and simple to use for staff while reducing safety concerns

LungFit™ allows for the use of high concentration NO to treat a variety of lung infections

- Persistent pulmonary hypertension of the newborn (PPHN) is the only FDA approved indication at a concentration of 20 parts per million (ppm) of NO
- Beyond Air evaluating NO concentrations in the range of 150-250 ppm for delivery to the lungs, which is challenging for cylinder systems
- "Intermittent" dosing allows for safe delivery of high concentration NO (>80-400 ppm)
- Acute viral pneumonia (including SARS CoV-2), bronchiolitis, nontuberculous mycobacteria (NTM) lung Infections in development
- Ultra-high concentration (10,000+ ppm) NO for solid tumors (without LungFit™) in preclinical development

Extensive intellectual property portfolio

Late Stage, Active Pipeline

	Preclinical	Pilot Trials	Pivotal	PMA	Commercial	Next Milestone (1)
LungFit™ PH ventilator compatible						
In-hospital use for PPHN						PMA pending US launch 2Q21 CE Mark 2H21[2]
LungFit™ PRO						
Acute viral pneumonia (including COVID-19)						Ongoing pilot study, data mid-2021
Bronchiolitis						Pivotal study start 4Q21 *(pandemic permitting)*
LungFit™ GO						
Nontuberculous mycobacteria (NTM) lung infection						Pilot study start 4Q20 *(self-administration at home)*
Severe exacerbations due to lung infections in COPD patients						Ongoing
Solid Tumor Program						
Multiple Solid Tumors						Ongoing

+Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

1) All dates are based on projections and appropriate financing, anticipated first launch on a global basis pending appropriate regulatory approvals

2) Label expected to include cardiac surgery as well as PPHN

Potential Market Size

Product	Indication	US Sales Potential(2)	Worldwide Sales Potential(2)
LungFit™ PH ventilator compatible	In-hospital use for PPHN and cardiac surgery	>$300 million Beyond Air to commercialize	>$600 million
LungFit™ PRO	Acute viral pneumonia (including COVID-19)	>$1.5 billion (excluding pandemic) Beyond Air to commercialize	>$3 billion (excluding pandemic)
	Bronchiolitis	>$500 million Beyond Air to commercialize	>$1.2 billion
LungFit™ GO	Nontuberculous mycobacteria (NTM) lung infection	>$1 billion	>$2.5 billion
	Severe exacerbations due to lung infections in COPD patients	>$2.5 billion	>$6 billion
Solid Tumors	Multiple solid tumors	TBD	TBD

Beyond Air®
The Magic of Breathing

†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.
1) All dates are based on projections and appropriate financing, anticipated first launch on a global basis pending appropriate regulatory approvals
2) All figures are Company estimates for peak year sales: global sales potential includes US sales potential


Antimicrobial
Apoptosis
Cell proliferation
Angiogenesis
Nitric Oxide[2]
Immune response
Neurotransmission
Cardiovascular homeostasis

The role of nitric oxide

Nitric oxide market is currently > $500M in the US[1]

1.MNK company reports
2.Image source: Bian K & Murad F. Nitric Oxide, (2014) | Bodgan C. Trends in Immunol, (2015)

Generating NO From Ambient Air – High Barrier to Entry

During electric discharge in a lightning storm at 20,000°C, the nitrogen and oxygen in air react to produce nitric oxide


$N_2 + O_2 \rightleftharpoons 2NO$

LungFit™ safely reproduces the reaction in a proprietary chamber without the extreme heat

Nitric Oxide: Multiple Mechanisms of Action

Pulmonary vasodilator

- Inhaled NO selectively dilates the pulmonary vasculature via relaxation of vascular smooth muscle
  - Any NO that passes from the pulmonary vascular wall into systemic circulation is rapidly and efficiently scavenged by hemoglobin which minimizes systemic vasodilation effects

Immunomodulation

- Immunoregulatory functions
- Inhibition of T and B cell proliferation
- Leukocyte recruitment (adhesion, extravasation, chemotaxis)
- Antibody production by CD5+B cells, autoreactive T and B cell diversification[1]

Antimicrobial

- Antiviral
  - Inhibition of viral enzymes[2]
  - Blocking of RNA synthesis[3]
  - Blocking of viral replication cycle by modifying target molecules essential for replication[3]
- Antibacterial
  - Broad-spectrum activity against multiple bacteria including *Pseudomonas*, *Staphylococcus*, *E. coli*, and MRSA
  - Mechanism attributed to DNA damage, bacterial enzyme inhibition, and induction of lipid peroxidation [4]

1) Tripathi et al, FEMS Immunology and Medical Microbiology, December 2017
2) Saura, M., et al., An antiviral mechanism of nitric oxide: inhibition of a viral protease. Immunity, 1999. 10(1): p. 21-8
3) Akerström S et al. Nitric oxide inhibits the replication cycle of severe acute respiratory syndrome coronavirus. J Virol. 2005; 79(3):1966-9
4) Wink DA et al., Chemical biology of nitric oxide: Insights into regulatory, cytotoxic, and cytoprotective mechanisms of nitric oxide. Free Rad Biol Med 1998: (4-5): 434-56.

NO Plays a Major Role in the Immune System

Source of NO (cell type)	Category	Effector function
Macrophages, microglia, neutrophils, eosinophils, fibroblasts, endothelial cells, epithelial cells	Antimicrobial activity	Killing or reduced replication of infectious agents (viruses, bacteria, protozoa, fungi and helminths)
Macrophages, eosinophils	Anti-tumor activity	Killing or growth inhibition of tumor cells
Macrophages, microglia, astroglia, keratinocytes, mesangial cells	Tissue-damaging effect (immunopathology)	Necrosis or fibrosis of the parenchyma
Macrophages ('suppressor phenotype')	Anti-inflammatory — immunosuppressive effect	Immunoregulatory functions Inhibition of T and B cell proliferation, leukocyte recruitment (adhesion, extravasation, chemotaxis), Antibody production by CD5+B cells, autoreactive T and B cell diversification
Macrophages, T cells, endothelial cells, fibroblasts	Modulation of the production and function of cytokines, chemokines and growth factors	Up- and downregulation, e.g., of: IL-1, IL-6, IL-8, IL-10, IL-12, IL-18, IFN-γ, TNF TGF-β, G-CSF, M-CSF, VEGF, MIP-1α, MIP-2, MCP-1
Macrophages	T helper cell deviation	Induction and differentiation of TH1 cells Suppression of TH1 (and TH2) cell responses Suppression of tolerogenic T cell responses

*Tripathi et al, FEMS Immunology and Medical Microbiology, December 2017

Beyond Air®
The Magic of Breathing


LungFit PRO
LungFit PH
MENU
ZERO
CAL
MUTE
22
0.5
20
Beyond Air

LungFit™ – Multiple Devices

Nitric oxide generation from ambient air

Beyond Air®
The Magic of Breathing

Persistent pulmonary hypertension of the newborn (PPHN)

LungFit™ has significant advantages over cylinders



Nitric Oxide for PPHN and Cardiac Surgery

Inhaled NO (iNO) causes smooth muscle relaxation, increasing blood flow to the lungs and decreasing right ventricular workload[1]



NO+O2
O2
NO
O2
Alveolus
GTP → cGMP → Relax
Guanylate Cyclase ← NO
O2 NO O2
O2 O2
NO NO
Smooth Muscle Cell
NO NO
NO NO
L-arginine → NO + citrulline
(NOS)
ACh → M
PA
Hb O2 + NO → met Hb NO Hb NO2- & NO3-
LA
Endothelial Cell

PPHN – Persistent Pulmonary Hypertension of the Neonate[2]

iNO reversal of pulmonary hypertension decreases Right-to-Left shunt through PDA and PFO, dramatically improving oxygenation



Meconium aspiration
Asphyxia acidosis
Retained lung fluid (TTN)
Maternal SSRI
Pneumonia
Respiratory distress syndrome
Congenital diaphragmatic hernia
Air leaks
Hypoxic pulmonary vasoconstriction
Elevated pulmonary arterial pressure
Left SCA
PV
PDA
PA
Superior vena cava
LA
Right-to-left shunt across patent foramen ovale and/or PDA

Perioperative Cardiac Surgery[3]

iNO reversal of pulmonary hypertension reduces RV workload and improves cardiac output pre- and post-cardiac surgery



PULMONARY CIRCULATION
Superimposed components:
- Vasoconstriction
- NO availability ↓
- Desensitisation to NP-induced vasodilation
- Arteriolar remodeling
- Venous congestion
- Metabolic factors
- Inflammatory cells
Pulmonary vascular disease
(i.e. remodeling)
Passive backward transmission of left-sided filling pressures
RIGHT HEART
LEFT HEART
Loss of LA compliance
(exercise increased)
Mitral regurgitation
Systolic/diastolic LV dysfunction
RV failure

1) Inhaled Medical Gases: More to Breathe Than Oxygen, Michael A Gentile, Respiratory Care September 2011, 56 (9) 1341-1359; DOI: LINK

2) Persistent Pulmonary Hypertension of the Newborn, Satyan Lakshminrusimha and Martin Keszler, NeoReviews December 2015, 16 (12) e680-e692; DOI: LINK

3) Left ventricular heart failure and pulmonary hypertension, October 2015, European Heart Journal 37(12) LINK

Current Nitric Oxide Market Dynamics

Established as standard of care for >20 years for treating pulmonary hypertension in the hospital setting

Approved globally for decades

- Approved in the U.S. by the FDA in 1999 for PPHN
- Approved in the EU in 2001 for PPHN and subsequently cardiac surgery

US market dynamics

- Cylinder systems have dominated since 1999
- 2nd player didn't enter the U.S. market until Q4 2019
- ~8% CAGR 2014-2019[(1)]
- >$500M revenue market[(1)]
- ~800 hospitals use NO[(1)]
- Potential US label expansion to include cardiovascular patients

International market dynamics

- Multiple players
- Significant opportunity for expansion with a generator-based system

Beyond Air
The Magic of Breathing

(1) Mallinckrodt Company Reports

Significant Advantages in the Hospital – Pulmonary Hypertension

Current SOC uses large, bulky, and heavy cylinders



	Cylinder System	LungFit™ PH	LungFit™ PH On Cart
Height	~60"	15"	60"
Width	~20"	18"	24"
Depth	~21"	14"	28"
Weight	175 lbs	32 lbs	65 lbs

Simple, safe, and practical

- Ventilator compatible

Easy to Use:

- Filter timer – signals when to change
- Simple, intuitive, and familiar user interface
- Convenient for all staff
- Alarms monitor performance
- Use with any electrical outlet 110/220V

Portable:

- Use with lightweight cart
- Detachable if desired – only 32 lbs.
- Ample accessory storage

Built in back-up system

- No danger of sudden NO flow disruption
- Simple switch to flip to backup NO source
  - Keep ventilator or utilize "bagger"

LungFit™ PH generates NO from ambient air


User Interface
Backup Generator
Ventilator Connections
NO_2 filter
Detachable Unit
Secure Storage
Accessory Storage

†Caution - LungFit™ is an Investigational Device, Limited by Federal (or United States) Law to Investigational Use.

Beyond Air Smart Filter vs. Cylinder

Consummate "razor blade" financial model for NO Delivery

45 pounds


INOmax
nitric oxide
800 PPM
IKARIA

Proprietary smart filter removes toxic nitrogen dioxide (NO_2) gas

Filters are a fraction of the cylinder size

- No disposal requirements
- Easy to store, handle, and manage inventory

Smart filter RFID chip

- Measures time until filter change required
- Recognition – LungFit™ will not function without smart filter
  - Razor blade model
  - Safety – prevents NO_2 toxicity
  - Encryption prevents counterfeits
- Filter programs the system
  - Sets concentration and flow rate (not true for LungFit™ PH)

Smart Filter ensures hospitals are only charged for what they use

- Favorable economics for institutions

2.5 oz


Beyond Air
NO_2 Filter
Ref 90008
Lot 19071151
Time 12 hours

LungFit™ PH has Significant Advantages for Hospitals

- Improved operating economics for the hospital
- No burdensome inventory and storage requirements
- NO supplied as a non-hypoxic gas mixture
- No purging procedures or additional safety measures due to nitrogen dioxide (NO_2) buildup
- No significant capital investment required for hospitals new to NO
- Reduced training burden
- Greatly reduced risk for pregnant staff members
- Reduced risk of NO_2 exposure
- XAIR does not have any expenses associated with a manufacturing facility for nitric oxide
- XAIR does not have any expenses associated with logistics related to nitric oxide cylinders

LungFit™ PH 2Q21 US Launch Anticipated

Beyond Air is prepared to launch in the United States

Key launch elements in place

- Commercial scale manufacturing in place for both LungFit™ PH and Smart Filter
- Accessory kit complete
- Calibration gas supply secured
- Commercial leadership, quality systems, global supply chain, service center, etc. in place
- Multiple respiratory therapists (RTs) on staff for training

Market environment

- Market leader had a monopoly for 20 years with 2 new players entering recently
  - LungFit™ PH is positioned well versus all other players
  - Increased competition has led to a rational price decline
- Market leader moves to defend share by extending contracts
- Opportunity to help hospitals with a historically very expensive and very difficult to use product
- LungFit™ PH advantages will be showcased in a phased launch

Ex-US plans

- CE Mark anticipated in 2H21 with a launch via partnership expected in 2022
- ROW launches to begin in 2021 via partnership

(1) Mallinckrodt Company Reports

Beyond Air®
The Magic of Breathing


LungFit PRO
Monitor
Delivery
Calibration
Beyond Air


LungFit PH
MENU
ZERO
CAL
MUTE
O2(%)
NO2(ppm)
NO(ppm)
22
0.5
20
O2
NO2
NO
Beyond Air
The Magic of Breathing

LungFit™ – Multiple Devices

Nitric oxide generation from ambient air

LungFit™: For Treating Lung Infections


LungFit PRO
Monitor
Delivery
NO (ppm)
Time Left (Mins)
Low
High
Calibration
Span
Zero
Beyond Air

Simple, safe, and convenient
- Allows for both home and hospital use
- Supplemental oxygen can be utilized through the system

Easy to Use
- Programmable by RFID on filter
- Convenient for all staff
- Self-administration for home use
- Use with any electrical outlet 110/220V

Portable
- Only 20 lbs.

One system can treat multiple patients
- Easy to change breathing circuit
- One circuit per patient
- Disposable filters

One Respiratory Therapist (RT) can operate multiple systems
- Insert filter and press go
- Alarms monitor performance

Beyond Air
The Magic of Breathing

High Concentration NO – XAIR Demonstrated Safety in Humans

- Beyond Air has 9 years of experience with high concentration NO
- Concentrations as high as 250 ppm have been tested, with no SAE's
- Currently only 20 ppm NO approved by FDA

2,500+ Treatments administered

140+ Patients

9 Different clinical settings

0 Serious Adverse Events (SAEs) related to NO

Date	Study	Indication	Primary	Results
2011	Phase 1 Safety (n=10)	All comers	Safety	• No SAEs
2013 –2014	POC double blind randomized (n=43)	Bronchiolitis (due to any virus)	Safe & Eff	• No SAEs; 24hr reduction in hospital length of stay
2013 - 2014	Pilot open label (n=9)	Cystic Fibrosis (CF)	Safe & Eff	• No SAEs; Lowered bacterial load
2016	Compassionate use ISR (n=2)	NTM abscessus (CF)	Safe & Eff	• No SAEs; clinical & surrogate endpoints improved
2017	Compassionate use National Institute of Health, US (n=1)	NTM abscessus (CF)	Safe & Eff	• No SAEs; Improvements in clinical endpoints
2017	Pilot open label (N=9)	NTM abscessus	Safe & Eff	• No SAEs; clinical & surrogate endpoints improved
2018	Pilot: double blind randomized (n=67)	Bronchiolitis (due to any virus)	Safe & Eff	• No SAEs; 27hr reduction in hospital length of stay
2018	Compassionate use ISR (n=1)	NTM abscessus (CF)	Safety	• No SAEs at 250 ppm NO dose
2019 – 2020	Pilot: double blind randomized (n=89)	Bronchiolitis (due to any virus)	Safe & Eff	• No SAEs; 150 ppm treatment showed statistically significant improvements in primary and key secondary endpoints compared to both 85 ppm and control

Intermittent Dosing – Safe Delivery of High Concentration NO

Demonstrated safety using intermittent dosing in preclinical animal toxicity studies and in humans (predictable methemoglobin)

Preclinical Animal Studies

400 ppm	Rats: 30 days of intermittent treatments with LungFit™ at 400 ppm NO showed no macroscopic or microscopic findings
250 ppm	Rats: 12 weeks of intermittent treatments with LungFit™ at 250 ppm NO showed no macroscopic or microscopic findings
250 ppm	Dogs: 12 weeks of intermittent treatments with LungFit™ at 250 ppm NO showed no macroscopic or microscopic findings
200-400	Rats: Genotoxicology study of intermittent NO at 200 – 400 ppm showed a non-genotoxic response at all concentrations

Clinical NTM Pilot Study – 160 PPM NO

Methemoglobin (MetHb) - well known biomarker for safety of NO
Predictable peaks and troughs with intermittent delivery



MetHb Levels Over Course of Treatment Day
MetHb (%)
0
0.5
1
1.5
2
2.5
3
3.5
4
4.5
5
8:24
9:50
11:16
12:43
14:09
15:36
17:02
18:28
19:55
21:21
22:48
Time of day
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 8
Day 9
Day 10
Day 11
Day 12
Day 13
Day 14

Mean MetHb levels of 5 NO administrations (160 ppm every 4 hours) per day in 9 subjects for 14 days

Beyond Air
The Magic of Breathing

Company data on file.

Beyond Air®
The Magic of Breathing

Acute Viral Pneumonia (including COVID-19)

Nitric oxide has demonstrated antiviral activity



Nitric Oxide Inhibits SARS Coronavirus Replication Cycle

JOURNAL OF VIROLOGY, Feb. 2005, p. 1966–1969 Vol. 79, No. 3
0022-538X/05/$08.00+0 doi:10.1128/JVI.79.3.1966–1969.2005

Nitric Oxide Inhibits the Replication Cycle of Severe Acute Respiratory Syndrome Coronavirus

Sara Åkerström,[1] Mehrdad Mousavi-Jazi,[2] Jonas Klingström,[1,3] Mikael Leijon,[2] Åke Lundkvist,[1,3] and Ali Mirazimi[1]*

Center for Microbiological Preparedness, Swedish Institute for Infectious Disease Control, Solna,[1] LightUp Technologies, Huddinge,[2] and MTC/Karolinska Institutet, Stockholm,[3] Sweden

Received 13 May 2004/Accepted 16 September 2004

Nitric oxide (NO) is an important signaling molecule between cells which has been shown to have an inhibitory effect on some virus infections. The purpose of this study was to examine whether NO inhibits the replication cycle of the severe acute respiratory syndrome coronavirus (SARS CoV) in vitro. We found that an organic NO donor, *S*-nitroso-*N*-acetylpenicillamine, significantly inhibited the replication cycle of SARS CoV in a concentration-dependent manner. We also show here that NO inhibits viral protein and RNA synthesis. Furthermore, we demonstrate that NO generated by inducible nitric oxide synthase, an enzyme that produces NO, inhibits the SARS CoV replication cycle.

https://doi.org/10.1016/j.redox.2020.101734
Received 9 August 2020; Received in revised form 15 September 2020; Accepted 16 September 2020
Available online 21 September 2020

Mitigation of the replication of SARS-CoV-2 by nitric oxide in vitro

Dario Akaberi[a], Janina Krambrich[a], Jiaxin Ling[a], Chen Luni[b], Göran Hedenstierna[c], Josef D. Järhult[d], Johan Lennerstrand[e], Åke Lundkvist[a],*

[a] *Department of Medical Biochemistry and Microbiology, Zoonosis Science Center, Uppsala University, Uppsala, Sweden*
[b] *Department of Microbiology and Tumour and Cell Biology (MTC), Karolinska Institute, Solna, Sweden*
[c] *Department of Medical Sciences, Section of Clinical Physiology, Uppsala University, Uppsala, Sweden*
[d] *Department of Medical Sciences, Zoonosis Science Center, Uppsala University, Uppsala, Sweden*
[e] *Department of Medical Sciences, Section of Clinical Microbiology, Uppsala University, Uppsala, Sweden*

ARTICLE INFO

Keywords:
SARS-CoV-2
COVID-19
Nitric oxide
3CL protease
FRET

ABSTRACT

The ongoing SARS-CoV-2 pandemic is a global public health emergency posing a high burden on nations' health care systems and economies. Despite the great effort put in the development of vaccines and specific treatments, no prophylaxis or effective therapeutics are currently available. Nitric oxide (NO) is a broad-spectrum antimicrobial and a potent vasodilator that has proved to be effective in reducing SARS-CoV replication and hypoxia in patients with severe acute respiratory syndrome. Given the potential of NO as treatment for SARS-CoV-2 infection, we have evaluated the *in vitro* antiviral effect of NO on SARS-CoV-2 replication. The NO-donor S-nitroso-N-acetylpenicillamine (SNAP) had a dose dependent inhibitory effect on SARS-CoV-2 replication, while the non S-nitrosated NAP was not active, as expected. Although the viral replication was not completely abolished (at 200 μM and 400 μM), SNAP delayed or completely prevented the development of viral cytopathic effect in treated cells, and the observed protective effect correlated with the level of inhibition of the viral replication. The capacity of the NO released from SNAP to covalently bind and inhibit SARS-CoV-2 3CL recombinant protease *in vitro* was also tested. The observed reduction in SARS-CoV-2 protease activity was consistent with S-nitrosation of the enzyme active site cysteine.

Beyond Air
The Magic of Breathing

Acute Viral Pneumonia (COVID-19) Pilot Study

In Vitro Data Presented at CHEST 2020 Support Anti-Coronavirus Activity of Nitric Oxide that Acts Within Hours

(1) A single 2-hour exposure to 250 ppm NO prior to infection reduces OC43 infectivity and improves host cell viability



Host cell viability
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
*
108%
33%
OC43 treated with air
OC43 treated with 250ppm NO



TCID50/ml
1200
1000
800
600
400
200
0
1.1E+03
4.5E+01
OC43 treated with Air
OC43 treated with 250PPM NO

Source: CHEST 2020 Presentation

(2) Treatment of OC43 coronavirus infected cells with 150 ppm NO reduced infectivity



%Infectivity
100%
80%
60%
40%
20%
0%
p=0.13
88%
38%
Air-treated OC43 for 1 day
150PPM NO treated OC43 for 1 day



%Infectivity
100%
80%
60%
40%
20%
0%
*
88%
0%
Cells infected with Air-treated corona
Cells infected with 150 ppm NO-treated corona

Source: CHEST 2020 Presentation

(1) A single 2-hour exposure of OC43 human coronavirus to 250 ppm NO in vitro prior to infection of host cells resulted in a significant reduction in viral infectivity (1.4-log or 96% reduction) and a significant improvement in host cell viability (≥ 75%) over 7 days

(2) Exposure of OC43 human coronavirus infected cells to a 150 ppm NO intermittent exposure regimen (4 one-hour exposures over 7 hours per day for two days) resulted in complete inhibition of infectivity

Recently Announced Pilot Clinical Trial in Israel

- Enrollment expected to commence in November 2020
- Multicenter open label study of 90 adult patients hospitalized with acute viral pneumonia, including SARS-CoV-2
- Randomized 1:1 to treatment with inhaled NO, 150 ppm 40 minutes 4 times daily for up to 7 days in addition to standard supportive treatment or standard supportive treatment alone
- Primary endpoint: establishing safety at 150 ppm
- Secondary endpoints: (1) fever resolution, (2) ICU admission, (3) oxygen support, (4) stable room air saturation
- Data expected mid-2021

Beyond Air
The Magic of Breathing

Beyond Air®
The Magic of Breathing

Bronchiolitis

Three successful pilot studies completed in infants



Bronchiolitis Disease Overview

A leading cause of child mortality globally

The disease

- Acute inflammatory injury of the bronchioles usually caused by viral infection
- Usually affects children <2 years[1], with a peak in infants aged 3-6 months[1]
- Approximately 130,000 bronchiolitis admissions annually in the US at an estimated cost of $1.73 Billion[2]
- Most common cause is respiratory syncytial virus (RSV)[3]

Benefits of nitric oxide

- Antiviral and Antibacterial mechanisms
  - Preclinical studies show high dose NO has antibacterial and antiviral properties[4-7]
- Pulmonary vasodilatory properties
  - FDA/EMA approved for ~20 years

Bronchitis is different from bronchiolitis[8]

Bronchitis
Inflammation and swelling of the bronchi



Mucus
Inflammation
Mucus
Inflammation

Bronchiolitis
Inflammation and swelling of the bronchioles

No drugs approved for the treatment of bronchiolitis[9]

1) Hasegawa K, Tsugawa Y, Brown DF, Mansbach JM, Camargo CA, Jr.: Trends in bronchiolitis hospitalizations in the United States, 2000-2009. Pediatrics 2013, 132(1):28-36.
2) Hall CB, Weinberg GA, Iwane MK, Blumkin AK, Edwards KM, Staat MA, Auinger P, Griffin MR, Poehling KA, Erdman D et al: The burden of respiratory syncytial virus infection in young children. The New England journal of medicine 2009, 360(6):588-598.
3) Piedimonte G, et al. Respiratory syncytial virus infection and bronchiolitis.Pediatr Rev. 2014; 35(12):519-30
4) Ghaffari, A., et al. Efficacy of gaseous nitric oxide in the treatment of skin and soft tissue infections. Wound Repair Regen. 2007; 15(3):368-77.
5) Miller, C.C., et al. (2013) Inhaled nitric oxide decreases the bacterial load in a rat model of Pseudomonas aeruginosa pneumonia. J Cyst Fibros 12, 817-20.
6) Regev-Shoshani, G., et al. (2013) Prophylactic nitric oxide treatment reduces incidence of bovine respiratory disease complex in beef cattle arriving at a feedlot. Res Vet Sci 95, 606–611
7) Regev-Shoshani, G., et al. (2017) Non-inferiority of nitric oxide releasing intranasal spray compared to sub-therapeutic antibiotics to reduce incidence of undifferentiated fever and bovine respiratory disease complex in low to moderate risk beef cattle arriving at a commercial feedlot. Prev Vet Med 138, 162-169
8) .https://www.healthline.com/health/bronchiolitis-vs-bronchitis
9) American Academy of Pediatrics

Beyond Air
The Magic of Breathing

Bronchiolitis Market

Bronchiolitis is the leading cause of hospitalization for infants worldwide [1]

Bronchiolitis Overview & Market Dynamics

- ~130,000 infant hospitalizations per year in the US[2]
- Significant impact on the elderly with 177,000 hospitalizations per year in the US[3] for RSV alone
- No drugs approved for the treatment of bronchiolitis[4]
- Standard of care in the hospital is oxygen and hydration

Market Size

- Beyond Air estimates the global market to be >$1.2 billion (>$2.5 Billion including adults)
- Beyond Air's goal would be to reduce duration of symptoms in infants and the length of hospitalization
- Elderly population trials to follow infants (condition is not termed bronchiolitis in adults)



1) Scand J Trauma Resusc Emerg Med. 2014; 22: 23.; WHO
2) Hasegawa et al. Trends in Bronchiolitis Hospitalizations in the United States, 200-2009, Pediatrics 2013
3) CDC (due to RSV only)
4) American Academy of Pediatrics

Two Completed and Published Pilot Bronchiolitis Trials

First two pilot bronchiolitis trials demonstrate reduction in hospital LOS

PEDIATRIC PULMONOLOGY

ORIGINAL ARTICLE: RESPIRATORY INFECTIONS

Nitric oxide inhalations in bronchiolitis: A pilot, randomized, double-blinded, controlled trial

Asher Tal, David Greenberg, Yossef Av-Gay, Inbal Golan-Tripto, Yael Feinstein, Shalom Ben-Shimol, Ron Dagan, Aviv D. Goldbart

First published:27 November 2017 | https://doi.org/10.1002/ppul.23905 | Citations: 1

LOS did not differ between groups. However, in a post-hoc analysis of a subgroup of infants hospitalized for >24 h (n = 24), the median LOS was shorter in the nitric oxide (41.9 h) than in the control group (62.5 h) (P = 0.014).

Link

SCIENTIFIC REPORTS

natureresearch

Inhaled nitric oxide therapy in acute bronchiolitis: A multicenter randomized clinical trial

Aviv Goldbart[1], Inbal Golan-Tripto[1], Giora Pillar[2], Galit Livnat-Levanon[2], Ori Efrati[3], Ronen Spiegel[4], Ronit Lubetzky[5], Moran Lavie[5], Lior Carmon[1] & Amit Nahum[1]


Length of Stay (per protocol)
26.7 ± 12.7 hr
LOS (hr, Mean SD)
150
125
100
75
50
25
0
Control
NO

SCIENTIFIC REPORTS | (2020) 10:9605 | https://doi.org/10.1038/s41598-020-66433-8

Link

Third Bronchiolitis Pilot Study Top Line Data

Statistical significance on both the primary and secondary endpoint at 150 ppm vs. placebo and vs. 85 ppm

	150 ppm vs. 85 ppm	150 ppm vs. SST	85 ppm vs. SST
Primary endpoint			
Time to Fit-to-Discharge (FTD)			
Hazard Ratio	2.11	2.32	0.90
95% CI	1.03, 4.31	1.01, 5.33	0.44, 1.81
P-value	0.041	0.049	NS
Secondary endpoint			
Hospital Length of Stay (LOS)			
Hazard Ratio	2.01	2.28	0.77
95% CI	1.01, 3.99	1.03, 5.06	0.40, 1.48
P-value	0.046	0.043	NS

Pivotal study delayed due to COVID-19 – Beyond Air is prepared to initiate in the fourth quarter of 2021

Beyond Air®
The Magic of Breathing



Nontuberculous Mycobacteria

Expanding NO into the home market for lung infections

Home Market: Nontuberculous Mycobacteria (NTM)

NTM is an FDA disease area of focus with limited treatment options

How is NTM acquired?[1]

- Acquired by inhalation from the environment
- Water thought to be the main source
- Warmer climates have higher infection rates
- Patient to patient transmission possible

Who is at risk?[1]

- Underlying lung disease and/or genetic predisposition
- Cystic Fibrosis (CF)
- COPD (chronic obstructive pulmonary disease)
- Bronchiectasis
- Receiving immunosuppressive therapy

NTM Market Dynamics

Beyond Air is targeting *Mycobacterium abscessus*, the most aggressive and difficult to treat form of NTM and MAC (mycobacterium avium complex), the most prevalent form of NTM

- There are a limited number of players in NTM
- Median survival for MAC is 13 years while for non-MAC NTM it is 4.6 years[5]
- 20% - 25% of all NTM cases in a South Korean database are *M. abscessus*[4]
- Over 180k NTM cases were estimated for 2014 in the United States[2]
- NTM costs estimated at \$1.7 Billion[2] with *M. abscessus* costs > 2x MAC costs
- 37% of NTM confirmed Cystic Fibrosis patients in the US are *M. abscessus*[3]

1) Data: www.ntmfacts.com, FDA
2) Strolloet al. The Burden of Pulmonary Nontuberculous Mycobacterial. Pub 27-July-2015
3) Data presented at ATS 2017 (Derek Low et al, Medical University of South Carolina)
4) Data presented at ATS 2017 (Keun Burn Chung et al, Seoul National University College of Medicine)
5) Kotilainen, H. et al. "Clinical Findings in Relation to Mortality in Non-Tuberculous Mycobacterial Infections: Patients with Mycobacterium Avium Complex Have Better Survival than Patients with Other Mycobacteria." European Journal of Clinical Microbiology & Infectious Diseases 34.9 (2015)

Pilot Study in NTM infected CF Patients Demonstrates Safety and Efficacy

Single arm study with 160 ppm NO showed a reduction in bacterial load and improvements in quality of life
Data Published in the Journal of Cystic Fibrosis (Bentur et al., 2019)



Mean change in
6MW Distance (meters) from Baseline
iNO Therapy
Off Therapy
6MWD, change from baseline
(meter, mean±95% CI)
150
100
50
0
-50
1
2
3
7
11
Week



Mean change in
FEV1 from Baseline
iNO Therapy
Off Therapy
FEV1, change from baseline
(meter, mean±95% CI)
8
6
4
2
0
-2
-4
1
2
3
7
11
Week

- 9 CF patients with refractory MABSC were treated at 3 centers in Israel with NO added to background antibiotic therapy
  - 160 ppm NO was given via mask for 30 min 5x/day for 14 days and 3x/day for 7 days
  - Primary endpoint of safety was met, with no NO-related serious adverse events (SAEs) observed
  - Bacterial load, as measured by qPCR showed a 65% reduction at day 81 versus baseline
    - One patient was culture negative at Day 51 and Day 81, two others had one negative culture
  - Quality-of-Life data showed positive trends on relevant questions
- 4 patients treated under compassionate use experienced similar results
  - 1 treated at NIH with LungFit™, 1 treated safely with 250 ppm NO, 1 culture conversion

Beyond Air
The Magic of Breathing

Pilot LungFit™ NTM Study Protocol Summary

- Open label pilot study with 12 weeks of treatment and 12 weeks of observation
- Approximately 20 subjects >18 years of age with NTM lung infection refractory to antibiotic therapy
  - Both MAC (Mycobacterium avium complex) and *Mycobacterium abscessus* will be included in CF and non-CF patients
- Study start fourth quarter 2020 with interim results expected late 2Q21 and final results in 2H21
- Four doses of NO per day for 14 days followed by two doses of NO per day for 70 days (all patients will remain on background antibiotic therapy)
  - Each dose lasts 40 minutes and are 4-5 hours/at least 9 hours apart
  - Subjects will be titrated from 150 ppm up to 250 ppm in hospital with all subsequent administrations at home
- Primary endpoint is safety
- Key Secondary endpoints
  - Culture conversion/bacterial load
  - Quality of Life
  - Respiratory function
  - Physical function (activity tracker, 6MWT, etc.)

Beyond Air®
The Magic of Breathing

Nitric Oxide for Solid Tumors

Ultra high concentration nitric oxide has cytotoxic effects and data suggest immunostimulatory activity



Nitric Oxide is an Anti-Cancer Agent

- NO has shown anticancer properties at high concentrations by activating innate and adaptive responses of the immune system
- Our data suggest that our innovative gaseous NO-based treatment may treat solid tumors locally and their distant metastases systemically via stimulation of an anti-tumor immune response

Hypothesis: Exogenous high-concentration gaseous NO (>10,000 ppm) administered directly to a solid tumor may result in local cell death resulting in systemic exposure to tumor antigens. Tumor antigens may trigger a systemic immune response, thereby creating a memory immune response that will recognize and attack subsequent primary tumor regrowth as well as distal metastases.


N
O
Nitric Oxide

- Tumor regression
- Oxidative and nitrosative stress
- Mitochondrial and DNA damage

Findings from *In Vivo* Murine Lung Cancer Model Are Consistent with Previous Data

In vivo **results showed that lung tumor-bearing mice treated with 50,000 ppm gNO for 10 minutes were resistant to a second LLC1 cancer cell inoculation**


~Day -10
Day 0
Up to Day +14
Follow-up
Tumor Induction
NO Treatment
Contralateral Tumor Challenge
Assessment of Challenge Tumor
NO

Challenge assay: *The tumors of lung cancer tumor-bearing mice were treated with NO. Up to 14 days post NO treatment, mice were re-inoculated with lung cancer cells (LLC1 cells) and the percentage of tumor take was monitored.*


Naïve (n=3)
50,000 ppm NO (n=2)
% challenge tumor take
100%
80%
60%
40%
20%
0%
*
*
Day 5
Day 9
Time post challenge tumor inoculation

* P-value (chi-square) <0.05

Treatment: 50,000 ppm NO for 10 minutes

Data presented at the IASLC 2020 North America Conference on Lung Cancer (NACLC) October 16, 2020

High-Concentration gNO Inhibits Colon and Breast Cancer Cell Line Viability *In Vitro* and Challenge Tumor Take *In Vivo*

Data presented at the AACR Conference on Tumor Immunology and Immunotherapy, October 16, 2020

- Colon and breast tumor-bearing mice (CT26 and 4T1) received a single treatment with high-concentration gNO intratumorally
- CT26 study mice received either 20,000 or 50,000 ppm gNO for 5 minutes & 4T1 study mice received 50,000 ppm gNO for 10 minutes
- Naïve mice inoculated with the same cancer cells served as an internal control, with the 4T1 study having an additional control arm of N_2-treated mice
- Up to 21 days after gNO administration to the primary tumor, all mice were inoculated with a challenge tumor and growth of that tumor was tracked

(1) Effects of high-concentration NO on CT26 challenge tumors in mice *in vivo*



Challenge Tumor Take
Challenge tumor take
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
10 15 20 25 30 35 40 45
Time after challenge [days]
Naïve (n=4)
20,000 ppm NO (n=11)
50,000 ppm NO (n=11)
Survival
Survival
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
10 15 20 25 30 35 40 45
Time after challenge [days]
Naïve (n=4)
20,000 ppm NO (n=11)
50,000 ppm NO (n=9)

- At day 45, challenge tumor uptake was observed in 100% of naïve mice, 27% of 20,000 ppm gNO mice, and 0% of 50,000 ppm gNO mice, suggesting dose-dependence
- At day 45, 25% of naïve mice, 73% of 20,000 ppm gNO mice and 100% of 50,000 ppm gNO mice were alive

(2) Effects of high-concentration NO on 4T1 challenge tumors in mice *in vivo*



Challenge Tumor
Challenge tumor volume [mm³]
200
180
160
140
120
100
80
60
40
20
0
0 2 4 6 8 10
Time post challenge inoculation [days]
50,000 ppm NO
N2
Naïve
Challenge tumor take (n)
3
2
1
0
Day 5
Day 7
Day 10
Time post challenge inoculation [days]
Naïve (n=3)
N2 (n=3)
NO (n=3)

- At day 45, delay in challenge tumor take was observed with NO as compared with naïve and N_2 controls

Beyond Air
The Magic of Breathing

Financial and Patent Information

Ticker	XAIR
Exchange	NASDAQ
Share Price	$5.33 (as of Nov. 11, 2020)
Shares Outstanding	17.3 million

As of September 30, 2020

Cash & cash equivalents	$22.4 million
Debt	$5 million
Expected quarterly burn is approximately $4-5M	

- > 20 issued patents expiring through 2033
- > 10 pending patents, if issued, may extend the last expiration through 2037
- Beyond Air believes that its patent portfolio is strong and broad
  - The generator
  - The breathing circuit
  - NO concentration
  - NO action in the body
  - NO dosing
  - NO_2 filter
  - Method of Use
  - Cancer
  - Coronavirus

Upcoming Milestones

Estimated timelines for pipeline progress and commercialization[1]

Program	1H20	2H20	1H21	2H21
LungFit™ PH Pulmonary Hypertension (PPHN & Heart Surgery[2])	PMA submission to FDA delayed due to COVID-19 pandemic	Submit PMA to US FDA ACHIEVED	US FDA approval anticipated: Commercial launch in the US	Obtain CE Mark Continue to launch globally
LungFit™ PRO Acute Viral Pneumonia (COVID-19)	Initiate US COVID-19 pilot study ACHIEVED	Initiate study at 150 ppm NO ACHIEVED	Continue on path to approval and/or supply globally as needed	Continue on path to approval and/or supply globally as needed
LungFit™ PRO Bronchiolitis	Report data from pilot study in Israel ACHIEVED	Pivotal study initiation delayed due to COVID-19 pandemic		Begin pivotal study in the US if pandemic conditions allow
LungFit™ GO NTM Lung Infection	Home study initiation delayed due to COVID-19 pandemic	Begin self-administration at home study ACHIEVED	Report preliminary data from home study	Report full dataset from home study
LungFit™ GO Lung Infections in COPD Patients	Begin in vitro testing ACHIEVED		Report in vitro data	Begin pilot study (pending resource availability)
Multiple solid tumors	Preclinical data presented at virtual AACR in June 2020 ACHIEVED	Present pre-clinical data at a major medical conference (NACLC) ACHIEVED	Present pre-clinical data at a major medical conference	Potentially initiate human studies

Beyond Air
The Magic of Breathing

(1) Company estimates
(2) In territories where NO is already approved

Beyond Air – A Paradigm Shift in Nitric Oxide Therapy

LungFit™ devices generate nitric oxide (NO) from ambient air

- Allows for unlimited on-site generation of NO vs. fixed supply cylinder systems currently used in hospitals
- NO therapy can move safely into the home setting with self-administration for chronic infections

Advantages over currently used NO cylinder systems in the hospital setting

- Smaller, lighter, easier to store and simple to use for staff while reducing safety concerns

LungFit™ allows for the use of high concentration NO to treat a variety of lung infections

- Persistent pulmonary hypertension of the newborn (PPHN) is the only FDA approved indication at a concentration of 20 parts per million (ppm) of NO
- Beyond Air evaluating NO concentrations in the range of 150-250 ppm for delivery to the lungs, which is challenging for cylinder systems
- "Intermittent" dosing allows for safe delivery of high concentration NO (>80-400 ppm)
- Acute viral pneumonia (including SARS CoV-2), bronchiolitis, nontuberculous mycobacteria (NTM) lung Infections in development
- Ultra-high concentration (10,000+ ppm) NO for solid tumors (without LungFit™) in preclinical development

Extensive intellectual property portfolio

Management Team

Highly experienced and successful team of industry experts



Steve Lisi
Chairman and CEO

- 18 years experience as a Healthcare investor
- 3 years as SVP Head of Strategy and BD at Avadel (AVDL)
- Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield



Amir Avniel
President & COO

- 15 years of executive-level experience in finance, business development and operations, including M&A
- Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto



Duncan Fatkin
CCO

- 25+ years' experience across global medical device & biopharma companies, including Becton Dickinson, Zimmer Biomet & DePuy/J&J
- Strong track record of commercialization, leading marketing & sales
- Member of the Chartered Institute of Marketing for 30 years



Douglas Beck
CFO

- Over 10 years serving as CFO for 5 companies, including 3 Biotechs
- Has helped companies raise over $100 million in equity & debt
- Serves on the New York State Society of CPAs Chief Financial Officer & SEC committee



Frederick Montgomery
VP, Medical Systems

- Developed all FDA approved NO systems used by Ino Therapeutics, Ikaria and Mallinckrodt
- Author on over 30 NO related patents including InoPulse
- Previously worked at Ikaria and NitricGen



Rhona Shanker
VP, Regulatory Affairs

- 35 years of FDA experience
- 22 years at the Device Division of FDA, with the final 10 years as an expert device reviewer



Mike Gaul
SVP, Operations

- 30+ years' in commercial and R&D operations for medical devices at Sparton Corporation, SynCardia Systems and Robotic Vision Systems
- Proven track record in leading successful projects from concept to FDA approval and commercial success

DEERFIELD · Avadel Pharmaceuticals · ROSETTA GREEN · MONSANTO · BD · DePuy a Johnson & Johnson company · RELMADA THERAPEUTICS · LEVPHARMACEUTICALS · IKARIA ADVANCING CRITICAL CARE · FDA · sparton · SynCardia Systems, Inc.

Board of Directors

Board of Directors with vast industry experience



Steve Lisi
Chairman and CEO

- 18 years experience as a Healthcare investor
- 3 years as SVP Head of Strategy and BD at Avadel (AVDL)
- Previously worked in HC investments at SAC Capital, Millennium Management, and was a partner at Deerfield



Amir Avniel
President & COO

- 15 years of executive-level experience in finance, business development and operations, including M&A
- Previously worked at Rosetta Genomics (Founder) Rosetta Green (sold to Monsanto) and Monsanto



Ron Bentsur
Director

- Director since August 2015
- CEO and Director of UroGen Pharma since 2015
- Previous CEO and Director of Keryx Biopharmaceuticals
- Previous CEO of XTL Biopharmaceuticals



Erick Lucera
Director

- Director since August 2017
- CFO at Aveo
- Previous CFO of Valeritas, Viventia Bio
- Previous VP Corporate Development at Aratana



Yoori Lee
Director

- Director since January 2018
- Co-founder and President of Trio Health Advisory Group
- 15 years at Leerink Partners LLC
- Helped found the MEDACorp network



Bill Forbes
Director

- President and CEO of Vivelix Pharmaceuticals, Ltd.
- Former Chief Development Officer and Head of Medical and R&D as Salix Pharmaceuticals
- Responsible for more than a dozen NDA/SNDA approvals



Robert F. Carey
Director

- Director since February 2019
- Co-Founder, President and Chief Operating Officer of ACELYRIN INC
- Served as Executive VP and Chief Business Officer at Horizon Pharma
- Previous Managing Director at JMP Securities

Beyond Air®
The Magic of Breathing

For more information contact:
Investor Relations
IR@beyondair.net
www.beyondair.net


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The Magic of Breathing